UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2015

UNIQUE FABRICATING, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Unique Fabricating, Inc.
800 Standard Parkway
Auburn Hills, MI 48326
(248)-853-2333

(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 1, 2015, Unique Fabricating, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of its acquisition (the “Acquisition”) of the business and substantially all of the assets of Great Lakes Foam Technologies, Inc. (“Great Lakes”), a Michigan based polyurethane manufacturer. The Company also filed an Amendment on an 8-K/A on September 1, 2015 to report EBITDA for Great Lakes for the year ended December 31, 2014 as approximately $2 million. This Amendment No 2. on Form 8-K/A (the “Amended Form 8-K/A”) amends the Original Form 8-K to include Item 9.01 (a) Financial Statements of Businesses Acquired and Item 9.01 (b) Pro Forma Financial Information.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The historical audited consolidated financial statements of Great Lakes as of December 31, 2014 and for the year ended December 31, 2014 and the related notes are filed as Exhibit 99.1 to this Amended Form 8-K/A, and are incorporated by reference herein.

The historical unaudited consolidated financial statements of Great Lakes as of September 30, 2015 and for the periods ended September 30, 2015 and September 30, 2014 are filed as Exhibit 99.2 to this Amended Form 8-K/A, and are incorporated by reference herein.

The consent of Baker Tilly Virchow Krause, LLP, Great Lakes' independent auditor, is attached as Exhibit 23.1 to this Amended Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Great Lakes' as of June 28, 2015 and for the six months ended June 28, 2015 and year ended January 4, 2015, respectively, is filed as Exhibit 99.3 to this Amended Form 8-K/A.

(d) Exhibits

23.1 Consent of Baker Tilly Virchow Krause, LLP

99.1 Audited consolidated financial statements of Great Lakes as of December 31, 2014 and for the year ended December 31, 2014

99.2 Unaudited consolidated financial statements of Great Lakes as of June 30, 2015 and for the six month periods ended June 30, 2015 and June 30, 2014

99.3 Unaudited pro forma condensed combined financial information of the Company and Great Lakes as of June 28, 2015 and for the six months ended June 28, 2015 and the year ended January 4, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Dated: November 6, 2015	By:	/s/ Thomas Tekiele
Name: Thomas Tekiele
Title: Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBITS

Exhibit No.	Description
23.1	Consent of Baker Tilly Virchow Krause, LLP
99.1	Audited consolidated financial statements of Great Lakes as of December 31, 2014 and for the year ended December 31, 2014
99.2	Unaudited consolidated financial statements of Great Lakes as of June 30, 2015 and for the six month periods ended June 30, 2015 and June 30, 2014
99.3	Unaudited pro forma condensed combined financial information of the Company and Great Lakes as of June 28, 2015 and for the six months ended June 28, 2015 and the year ended January 4, 2015